                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 22, 2004
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor with respect to the issuance of Sequoia Mortgage Trust 2004-12,
                       Mortgage Pass-Through Certificates)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                              333-118832-05                          35-2170972
                --------                              -------------                          -----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)      (I.R.S. Employer Identification No.)

                         One Belvedere Place, Suite 330
                         ------------------------------
                              Mill Valley, CA 94941
                    (Address of Principal Executive Offices)

                                (415) 389-7373
                        -------------------------------
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM  8.01. OTHER EVENTS

            On December 1, 2004, Sequoia Residential Funding, Inc. (the "Depositor"), HSBC Bank USA, National Association (the "Trustee"), and Wells Fargo Bank, N. A. (the "Master Servicer" and "Securities Administrator") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates in the approximate aggregate principal amount of $824,930,034 were issued. In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. ("RWT") and the Depositor entered into a Mortgage Asset Purchase and Sale Agreement dated December 1, 2004, pursuant to which RWT conveyed to the Depositor as of the closing on December 22, 2004, all of its interest in the Mortgage Assets. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates is attached hereto as
Exhibit 99.2.

ITEM  9.01(C). FINANCIAL STATEMENTS AND EXHIBITS

            99.1 Pooling and Servicing Agreement dated December 1, 2004, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

            99.2 Opinion of Chapman and Cutler LLP, dated December 22, 2004, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2005

                                             SEQUOIA RESIDENTIAL FUNDING, INC.

                                             By:   /s/ Harold F. Zagunis
                                                 ------------------------------
                                                 Harold F. Zagunis
                                                 Secretary

                                  EXHIBIT INDEX

Exhibit Number
--------------

99.1 Pooling and Servicing Agreement dated December 1, 2004, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

99.2 Opinion of Chapman and Cutler LLP, dated December 22, 2004, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates.